UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): July 6, 2026

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 6, 2026, XWELL, Inc., a Delaware corporation (“XWELL” or the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among XWELL, XpresSpa Holdings, LLC, a Delaware limited liability company (“XpresSpa”), XpresTest, Inc., a Delaware corporation (“XpresTest” and, together with XpresSpa Holdings, the “Target Companies”), and Express Wellness Group, LLC, a Delaware limited liability company (the “Buyer”), in accordance with the terms and subject to the conditions of which, among other things, XWELL will sell, assign, transfer and convey to the Buyer all of XWELL’s equity interests in the Target Companies (the “Sale”).

XpresSpa is engaged in operating a network of retail spa locations in airports, offering travelers premium spa services including massage, nail and skin care, as well as spa and travel products (the “XpresSpa Airport Business”). XpresTest is engaged in conducting bio surveillance monitoring, including aircraft wastewater sampling and passenger nasal sampling, and multi-pathogen testing across collection locations at airports (the “XpresTest Business”). XWELL’s health and wellness retail locations outside of airports (the “Retained Ex-Airport Business”) will be retained by XWELL and are not included in the Sale.

Purchase Price

Under the terms of the Purchase Agreement, the Buyer will pay XWELL a base purchase price of $13,000,000 (the “Base Purchase Price”), subject to customary adjustments for net working capital, closing indebtedness, sale expenses and closing cash (as adjusted, the “Purchase Price”). At the closing of the Sale, a portion of the Purchase Price, equal to $2,650,000 in the aggregate, will be deposited into escrow accounts to secure certain of XWELL’s post-closing obligations with respect to any purchase price adjustments or indemnities.

Treatment of Certain Equity Awards

At the closing of the Sale, each outstanding restricted stock award granted by XpresTest (the “XpresTest RSAs”) will become fully vested and will be cancelled or repurchased by XpresTest for an amount in cash equal to (i) the number of shares of XpresTest common stock underlying such XpresTest RSA multiplied by (ii) a per-share price to be mutually agreed by the Buyer and XWELL based on a valuation of XpresTest.

Representations and Warranties

The Purchase Agreement contains customary representations and warranties of XWELL regarding XWELL, the Target Companies, the XpresSpa Airport Business, and the XpresTest Business. The Purchase Agreement also contains customary representations and warranties of Buyer.

Covenants

The Purchase Agreement includes covenants of the parties customary for transactions of this type, including, among others, covenants relating to (i) using reasonable best efforts to consummate the transactions, (ii) no solicitation of alternative transactions by XWELL, subject to certain exceptions described below, (iii) the conduct of the Target Companies’ businesses during the period between signing and closing, and (iv) a five-year non-competition covenant.

Until the earlier of the closing of the Sale and the valid termination of the Purchase Agreement in accordance with its terms, XWELL will be subject to customary “no-shop” restrictions on its ability to solicit, initiate, encourage or facilitate any alternative acquisition proposals from third parties, participate in discussions or negotiations with such third parties regarding such alternative acquisition proposals or provide nonpublic information to such third parties. In addition, XWELL has agreed that, subject to certain exceptions, the Board will not withdraw its recommendation that the XWELL’s stockholders vote to adopt and approve the Purchase Agreement. Notwithstanding the foregoing, if XWELL receives an alternative acquisition proposals that did not result from a material breach of the non-solicitation provisions of the Purchase Agreement, and the Board determines in good faith, after consultation with its outside legal counsel, that such proposal constitutes a Superior Proposal (as defined in the Purchase Agreement) or is reasonably expected to lead to a Superior Proposal, then XWELL can participate in discussions and negotiations regarding such alternative acquisition proposal if the failure to do so would reasonably be expected to result in a breach of the directors’ fiduciary duties under applicable law, subject to the terms and conditions of the Purchase Agreement.

The consummation of the Sale requires the affirmative vote of holders of a majority of the outstanding shares of XWELL’s common stock (the “Stockholder Approval”). XWELL is required to file a preliminary proxy statement (the “Proxy Statement”) with the SEC within 20 days following the date of the Purchase Agreement.

Conditions to Closing

Consummation of the Sale is subject to certain closing conditions, including, among other things, (i) the absence of any action or order preventing the transactions, (ii) the Stockholder Approval, (iii) the accuracy of the parties’ respective representations and warranties, subject to applicable materiality standards, (iv) the performance, in all material respects, by the parties of their respective covenants under the Purchase Agreement, (v) the absence of a material adverse effect with respect to the Target Companies since the date of the Purchase Agreement, (vi) satisfaction of certain minimum cash requirements, and (vii) the obtaining of certain third-party consents and approvals.

As of the date of the Purchase Agreement, neither a debt commitment letter nor an equity commitment letter has been obtained by the Buyer. The Buyer has represented that, subject to the funding of anticipated debt financing and equity capital contributed to the Buyer, the Buyer will have at the Closing the financial capability and sufficient unrestricted funds available necessary to consummate the transactions contemplated by the Purchase Agreement. The Buyer has agreed to use its reasonable best efforts to take all actions reasonably necessary to arrange and consummate equity financing and debt financing on commercially reasonable terms and in an aggregate amount sufficient to fund the transactions contemplated by the Purchase Agreement. Notwithstanding the foregoing, the Buyer’s obligations under the Purchase Agreement are absolute and unconditional, are not contingent upon the Buyer’s or any other person’s ability to obtain financing, and the failure to obtain financing does not excuse the Buyer’s obligation to consummate the Closing (subject solely to satisfaction of the closing conditions).

Termination

Either XWELL or the Buyer may terminate the Purchase Agreement under certain specified circumstances, including, among others, if (i) the Sale has not been consummated by the 180th day following the date of the Purchase Agreement, subject to up to two automatic 30-day extensions if the sole unsatisfied condition is Stockholder Approval (the “Termination Date”), (ii) a governmental order makes the transactions illegal, or (iii) Stockholder Approval is not obtained at a duly convened meeting. The Buyer may also terminate the Purchase Agreement if there has been an uncured breach by XWELL or the Target Companies, or upon the occurrence of certain events relating to the Board’s recommendation. XWELL may also terminate the Purchase Agreement if there has been an uncured breach by the Buyer, to accept a Superior Proposal (subject to payment of the Buyer Termination Fee, (as defined below)), or if all conditions to Closing have been satisfied and the Buyer fails to close within five business days after notice.

XWELL may, under certain circumstances, be required to pay Buyer a termination fee equal to the greater of (A) $1,300,000 and (B) $650,000 plus the Buyer’s documented out-of-pocket expenses (capped at $2,000,000 for expenses) (the “Buyer Termination Fee”). The Buyer Termination Fee will become payable if the Purchase Agreement is terminated (i) by the Buyer because the Board has changed its recommendation that XWELL’s stockholders vote to adopt and approve the Purchase Agreement, (ii) by XWELL in order to enter into a definitive agreement with respect to an alternative transaction, (iii) by either party upon the failure to obtain the Stockholder Approval, (iv) by the Buyer as a result of an uncured breach by XWELL or the Target Companies, (v) by either party upon the expiration of the Termination Date at a time when the Buyer would otherwise be entitled to terminate as a result of one of the foregoing events, or (vi) by either party upon the expiration of the Termination Date if, following the date of the Purchase Agreement and prior to such termination, an alternative transaction proposal was made to or publicly announced with respect to XWELL and, within twelve (12) months after such termination, XWELL consummates an alternative transaction.

The Buyer may, under certain circumstances, be required to pay XWELL a termination fee equal to the greater of (A) $1,300,000 and (B) $650,000 plus XWELL’s documented out-of-pocket expenses (capped at $2,000,000 for expenses) (the “Seller Termination Fee”). The Seller Termination Fee will become payable if the Purchase Agreement is terminated (i) by XWELL as a result of an uncured breach by the Buyer of any of its representations, warranties, covenants or agreements under the Purchase Agreement, or (ii) by XWELL if all conditions to the closing have been satisfied (or are capable of being satisfied), XWELL has confirmed in writing that it is ready, willing and able to close, and the Buyer fails to consummate the closing within five (5) business days following such notice.

Limited Guaranty

In connection with the Purchase Agreement, Face Haus LLC, a Delaware limited liability company and the parent entity of the Buyer (the “Guarantor”) delivered a limited guaranty in favor of XWELL (the “Limited Guaranty”). In accordance with the terms and subject to the conditions set forth in the Limited Guaranty, the Guarantor unconditionally and irrevocably guarantees the due and punctual payment and performance of certain obligations of the Buyer, including (i) payment of the Seller Termination Fee, (ii) payment or reimbursement of financing cooperation expenses pursuant to the Purchase Agreement, (iii) certain other amounts that may become payable upon termination of the Purchase Agreement, and (iv) payment of any monetary damages resulting from a Willful Breach (as defined in the Purchase Agreement) by the Buyer of its financing obligations under the Purchase Agreement. The Guarantor’s aggregate liability under the Limited Guaranty with respect to the Seller Termination Fee is capped at an amount equal to the Seller Termination Fee, and the Guarantor's total aggregate liability under the Limited Guaranty may not exceed the Purchase Price. The Limited Guaranty will expire upon the closing.

Indemnification

The Purchase Agreement provides for customary indemnification obligations. General claims for breaches of representations and warranties (other than fundamental representations) are subject to a cap of $2,000,000. The Buyer is required to first seek recovery from the indemnity escrow funds before making direct claims against XWELL for general representation and warranty claims.

Certain Other Agreements

Concurrently and in connection with the execution of the Purchase Agreement, (i) each member of the Board and each executive officer of XWELL who holds shares of XWELL’s common stock and (ii) American Ventures LLC Series XXIV XWELL (collectively, the “Support Parties”) entered into Support Agreements (collectively, the “Support Agreements”), in accordance with the terms and subject to the conditions of which the Support Parties have agreed to, among other things, vote all of their shares of common stock in favor of the approval and adoption of the Purchase Agreement and the Sale, vote against any alternative transaction, and be present at every stockholder meeting for quorum purposes. The Support Agreements also contain certain transfer restrictions and non-solicitation provisions applicable to the Support Parties (solely in their capacity as stockholders of XWELL). American Ventures LLC Series XXIV XWELL has also agreed in its Support Agreement to increase its maximum beneficial ownership threshold under its Series H Convertible Preferred Stock (the “Series H Preferred”) to 19.99% and to convert its Series H Preferred into shares of XWELL’s common stock prior to the record date for the stockholder meeting seeking Stockholder Approval.

In connection with the closing of the Sale, the parties will enter into a Transition Services Agreement and an Escrow Agreement with Citibank, N.A., as escrow agent.

The preceding summaries of the Purchase Agreement and Limited Guaranty do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and the Limited Guaranty, which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference. The preceding summary of the Support Agreements does not purport to be complete.

The Purchase Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about XWELL or the Target Companies or to modify or supplement any factual disclosures about XWELL in its public reports filed with the SEC. The Purchase Agreement includes representations, warranties and covenants of XWELL and the Buyer made solely for the purpose of the Purchase Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Purchase Agreement. Investors should not rely on the representations, warranties and covenants in the Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of XWELL, the Target Companies, the Buyer or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be modified in important part by the underlying disclosure schedules which are not filed publicly, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Purchase Agreement, rather than establishing matters of fact.

Item 7.01.	Regulation FD Disclosure.

On July 6, 2026, XWELL issued a press release announcing the entry into the Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning the Company, the Buyer, the proposed Sale and other matters. These forward-looking statements include express or implied statements relating to the structure, timing and completion of the proposed Sale; expectations regarding the Purchase Price and adjustments thereto; the expected use of proceeds from the Sale; the Company’s ability to retain and operate the Retained Ex-Airport Business following the Closing; the Company’s ability to consummate the Sale on the expected timeline or at all; the expected benefits of the Sale to the Company and its stockholders; and other statements that are not historical fact. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company, the Buyer or the proposed transactions will be those that have been anticipated.

The forward-looking statements contained in this communication are based on current expectations and beliefs concerning future developments and their potential effects and therefore subject to other risks and uncertainties. These risks and uncertainties include, but are not limited to, risks associated with the possible failure to satisfy the conditions to the closing or consummation of the Sale, including the Company’s failure to obtain Stockholder Approval, risks associated with the uncertainty as to the timing of the consummation of the Sale and the ability of each of the Company and the Buyer to consummate the transactions contemplated by the Purchase Agreement, the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Sale; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Purchase Agreement prior to the Closing; risks associated with the possible failure to realize certain anticipated benefits of the Sale; the effect of the announcement or pendency of the Sale on the Company’s business relationships, operating results and business generally; risks associated with the Company’s ability to manage expenses and unanticipated spending and costs; risks related to the Company’s ability to retain key employees during the pendency of the Sale; the outcome of any legal proceedings that may be instituted against the Company or any of its directors or officers related to the Purchase Agreement or the transactions contemplated thereby; risks related to the diversion of management’s attention from the Company’s ongoing business operations; and the Company’s ability to operate the Retained Ex-Airport Business following the Closing. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K (as amended by the Annual Report on Form 10-K/A), as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Important Additional Information about the Proposed Transactions Will be Filed with the SEC

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not substitutes for the proxy statement or for any other document that the Company may file with the SEC in connection with the proposed Sale. In connection with the proposed Sale, the Company intends to file relevant materials with the SEC, including a proxy statement. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED SALE AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Sale.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed Sale. Information about the Company’s directors and executive officers, including a description of their interests in the Company, is included in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2025 (as amended by the Annual Report on Form 10-K/A), as filed with the SEC, subsequent Quarterly Reports on Form 10-Q filed with the SEC, and other documents that may be filed from time to time with the SEC. Additional information regarding these persons and their interests in the proposed Sale will be included in the proxy statement relating to the proposed Sale when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Securities Purchase Agreement, dated as of July 6, 2026, by and among XWELL, Inc., XpresSpa Holdings, LLC, XpresTest, Inc. and Express Wellness Group, LLC.
10.1	Limited Guaranty, dated as of July 6, 2026, by and between Face Haus LLC and XWELL, Inc.
99.1	Press Release, issued on July 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: July 9, 2026	By:	/s/ Ezra T. Ernst
	Name:	Ezra T. Ernst
	Title:	President and Chief Executive Officer